UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 15, 2010
Date of Report (Date of earliest event reported)

VIAD CORP
(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 North Central Avenue, Suite 800, Phoenix, Arizona	85004-4545
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 207-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    OTHER EVENTS

On September 15, 2010, Viad Corp (the “Company”) announced its intent to repurchase up to an additional 500,000 shares of common stock of the Company, from time to time at prevailing market prices. The shares are in addition to approximately 160,000 shares currently available for purchase pursuant to previously announced authorizations by the board of directors of the Company. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1 – Press release dated September 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP
(Registrant)

September 15, 2010	By:	/s/ Scott E. Sayre
Scott E. Sayre
Vice President – General Counsel and Secretary
(Authorized Signer)